UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2004 (August 20, 2004)

Monarch Community Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland State or other jurisdiction of Incorporation	000-49814 (Commission File Number)	04-3627031 (IRS Employer Identification No.)

375 North Willowbrook Road, Coldwater, MI 49036
(Address of principal executive offices) (Zip Code)

(517) 278-4566
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Departure of Directors or Principal Officers; Election of Directors;
                       Appointment of Principal Officers.

On August 20, 2004, Monarch Community Bancorp, Inc. issued a news release to announce the resignation of the Company’s President and Chief Executive Officer and the appointment of William C. Kurtz, currently Senior Vice President and Chief Financial Officer, as acting CEO while the board conducts a search for a permanent successor. The release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number

99.1	Press Release, dated August 20, 2004 issued by Monarch Community Bancorp, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONARCH COMMUNITY BANCORP, INC.
Dated: August 23, 2004	/s/ William C. Kurtz
William C. Kurtz
Acting President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number
99.1	Press Release, dated August 20, 2004 issued by Monarch Community Bancorp, Inc.